SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2004



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)



                                    Delaware
                          (State or other jurisdiction
                               of incorporation or
                                  organization)

              1-12935                                      20-0467835
      (Commission File Number)                          (I.R.S. Employer
                                                       Identification No.)


        5100 Tennyson Parkway
             Suite 3000
            Plano, Texas                                     75024
   (Address of principal executive                         (Zip code)
              offices)


Registrant's telephone number, including area code:      (972)673-2000






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Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

       Exhibits:

       Exhibit No.         Exhibit
       -----------         -------

       99.1 Denbury Press Release, dated July 29, 2004 - Denbury Resources Announces Second Quarter 2004 Results.

Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On July 29, 2004, Denbury Resources Inc. announced its second quarter of 2004 earnings. The press release is included in this report as Exhibit 99.1 Denbury Resources Inc. does not intend for this Item 12 to be incorporated by reference into filings under the Securities Exchange Act of 1934.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         Denbury Resources Inc.
                                              (Registrant)


Date: July 29, 2004                      By:   /s/ Phil Rykhoek
                                            ------------------------------------
                                            Phil Rykhoek
                                            Senior Vice President & Chief
                                            Financial Officer